UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2017

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 8.01 Other Events.

On August 28, 2017, Anand Vadapalli, President and Chief Executive Officer of Alaska Communications Systems Group, Inc. ("Alaska Communications" or the "Company") adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of company securities under specified conditions and at specified times. Using these 10b5-1 plans, individuals can gradually diversify their investment portfolios and spread stock trades, executed through a broker, over an extended period of time, regardless of any material, non-public information they may receive after adopting the plans.
Mr. Vadapalli’s plan provides for the sale of up to 123,754 shares of Alaska Communications common stock, including shares to be acquired through the exercise of stock options, beginning November 30, 2017. Shares may be sold under the plan on the open market at prevailing market prices and subject to a minimum price threshold specified in the plan. The plan will terminate on the earlier of August 30, 2018 or the date all shares under the plan are sold.
Mr. Vadapalli’s plan provides for the sale of only a small portion of his holdings in the Company’s common stock and is part of a routine plan to diversify his investment portfolio. It represents the first time Mr. Vadapalli will have sold Alaska Communication’s common stock since joining the Company in 2006.
Transactions under the 10b5-1 plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers, directors or employees in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

September 1, 2017	By:	Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary